F - 1




        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached are the historical audited financial statements of Northside Family Medical Clinic, P.A. for the acquisition of Northside Family Medical Clinic, P.A. by The Company Doctor. The following unaudited pro forma combined financial statements reflects the acquisition by The Company Doctor in its current reporting period. The unaudited pro forma combined financial statements should be read in conjunction with the attached historical financial statements of Northside Family Medical Clinic, P.A.

The following unaudited pro forma combined statement of operations for the year ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of The Company Doctor and Subsidiaries and Northside
Family  Medical  Clinic,  P.A.  (effective  August  21,  1996)   (the
"Acquired Company"), including the related pro forma adjustments described in the notes thereto. The transaction between The Company Doctor and Subsidiaries and the Acquired Company has been accounted
for  as  a  combination of companies under the purchase method.   The
unaudited pro forma statement of operations includes the business combination of The Company Doctor and Subsidiaries and the Acquired Company and has been prepared as if the transaction occurred on
July  1,  1995.   The  unaudited pro forma  balance  sheet  has  been
prepared  as  if the transaction occurred June 30, 1996.   These  pro
forma statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statement of operations for the year ended June 30, 1996 includes the results of operations of The Company Doctor and Subsidiaries for the year ended June 30, 1996 and Northside Family Medical Clinic, P.A. for the year ended December 31, 1995.

             Unaudited Pro Forma Combined Balance Sheet
                            June 30, 1996

                            Northside
                    The      Family            Pro Forma Adjustments
                 Company     Medical          Pro Forma Adjustments    Pro Forma
                 Doctor and  Clinic,  Combined  Pro Forma Adjustments   Combined
                Subsidiaries   P.A.     Total    Debit         Credit    Total
Current assets
 Cash and
  cash
  equivalents  $5,636,433 $  34,956 $ 5,671,389           $300,000(C) $5,371,389
 Restricted cash  500,000        -      500,000                          500,000
 Short-term     1,250,357        -    1,250,357
  investments
 Accounts
  receivable
   Trade, less
    allowance for
    doubtful
    accounts    1,097,308   199,140    1,296,448                       1,296,448
    of $197,000
 Related parties  113,117        -       113,117                         113,117
   Other           85,348        -        85,348                          85,348
 Prepaid expenses  97,767        -        97,767                          97,767
  Total current 8,780,330   234,096    9,014,426                       8,714,426
   assets

Property and    1,536,898    77,753     1,614,651                      1,614,651
 equipment
Less accumulated
 depreciation    (659,394)  (49,307)     (708,701)                     (708,701)
 and amortization
                  877,504    28,446       905,950                       905,950

 Other assets     563,406        -        563,406                       563,406
 Intangibles,
  net           1,688,314        -      1,688,314    756,245(C)       2,444,559
 Investments    1,630,453        -      1,630,453                     1,630,453
   Total other  3,882,173        -      3,882,173                     4,638,418
    assets

Total assets  $13,540,007  $262,542   $13,802,549                    $14,258,794

 Liabilities and
  Stockholders'
      Equity

Current
liabilities
 Notes payable  $1,271,357  $     -   $1,271,357            $200,000 $ 1,471,357
 Current maturities
  of capital lease  52,501    6,042       58,543                          58,543
   obligations
 Accounts payable
  and accrued      338,077   86,273      424,350    $46,981(B)           377,369
   expenses
   Due to seller   987,010       -       987,010                         987,010
   Total current 2,648,945   92,315    2,741,260                       2,894,279
    liabilities

Claims payable   1,743,107       -     1,743,107                       1,743,107
Long-term capital   79,644    3,453       83,097                          83,097
 lease obligations
    Total        4,471,696   95,768    4,567,464                       4,720,483
     liabilities

Stockholders'
 equity
 Preferred stock       -        -              -                             -
 Common stock       46,765    1,000       47,765    1,000(A)   482(C)     47,247
 Additional     10,255,346      -     10,255,346           469,518(C) 10,724,864
  paid-in capital
 (Accumulated
  deficit)
  retained     (1,233,800)  165,774  (1,068,026)  165,774(A)         (1,233,800)
   earnings
   Total        9,068,311   166,774   9,235,085                       9,538,311
    stockholders'
    equity

Total liabilities
and
stockholders' $13,540,007  $262,542  $13,802,549                     $14,258,794
 equity


           Unaudited Pro Forma Combined Statement of Operations
                               June 30, 1996

                                  Northside
                                    Family
                    The Company  Medical Clinic
                     Doctor and      P.A.                              Pro Forma
                    Subsidiaries   December 31, Combined    Pro Forma   Combined
                    June 30, 1996     1995       Total     Adjustments     Total

Revenues             $4,193,906    $ 749,158   $ 4,943,064            $4,943,064

Cost of services      1,433,170      464,390     1,897,560 (12,000)(D) 1,885,560
 provided
General and           2,536,751      330,723     2,867,474  37,850(E)  2,858,343
 administrative
 expenses
                                                           (46,981)(F)

Marketing expenses       94,964            -        94,964                94,964
Development and         202,468            -       202,468               202,468
 acquisition costs
                      4,267,353      795,113     5,062,466             5,041,335

Loss from operations    (73,447)     (45,955)     (119,402)             (98,271)

Other income
 (expense)
  Interest income        139,082          -        139,082  (18,000)(G) 121,082
 Interest expense        (82,665)     (2,637)      (85,302) (13,500)(H) (98,802)
                          56,417      (2,637)      (53,780)              22,280

Net loss before          (17,030)    (48,592)      (65,622)             (75,991)
 income taxes

Income benefit           100,000          -        100,000  (72,000)(I   28,000

Net loss                $ 82,970  $  (48,592)    $  34,378            $ (47,991)

Net loss per share                                                    $    (.01)

Weighted average                                                      4,139,980
shares outstanding

     Notes to Unaudited Pro Forma Combined Financial Statements


In August 1996, the Company acquired Northside Family Medical Clinic, P.A. in Fort Worth, Texas. The acquisition will be accounted for under the purchase method of accounting applying the provisions of
Accounting  Principles  Board  Opinion No.  16  ("APB  16").   Pursuant  to
the requirements of APB 16, the aggregate purchase price, based on fair values, will be allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair value at the date of the consummation of the acquisition. The estimated aggregate purchase price to be allocated to the assets acquired and liabilities assumed on the acquisition is as follows:

    Cash paid for assets acquired and liabilities assumed     $ 300,000
     Notes payable issued                                       200,000
     Common stock                                               470,000

     Total                                                    $ 970,000

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:

      Current assets                                         $  234,000
     Property and equipment                                      28,000
     Liabilities assumed                                        (49,000)

     Total                                                   $  213,000

The preliminary excess purchase price over net assets acquired of $757,000 has been allocated to goodwill.

(A)  To eliminate the equity of the acquired company.

(B)  To eliminate the accrued pension costs not assumed by TCD.

(C)  To  record  (i)  the issuance of 48,205 shares of  common  stock
     (ii), the cash purchase price of $300,000, (iii) the notes payable issued totaling $200,000 and (iv) the excess of purchase price over net assets.

(D) To adjust for excess compensation paid to the doctor throughout the year.

(E) To record amortization of the excess purchase price of $757,000 over the estimated useful life of twenty years.
     Notes to Unaudited Pro Forma Combined Financial Statements



(F)  To eliminate current year pension expense.

(G) To eliminate interest income at approximately 6% on cash paid per the terms of the acquisition.

(H) To record interest expense on the notes payable issued in conjunction with the acquisitions.

(I) To record deferred income tax benefit at 34% of pro forma net income.